                                                                       Exhibit 1



NUMBER                                                                                 SHARES
-------------                                                                      -------------
A                                      [LOGO] Centocor diagnostics inc.
-------------                                                                      -------------
      CLASS A COMMON STOCK
                                                                                    SEE REVERSE FOR
THIS CERTIFICATE IS TRANSFERABLE IN                                               CERTAIN DEFINITIONS
    BOSTON, MA OR NEW YORK, NY         INCORPORATED UNDER THE LAWS OF THE
                                          COMMONWEALTH OF PENNSYLVANIA             CUSIP 152341 10 3

--------------------------------------------------------------------------------
THIS CERTIFIES THAT


is the owner of ____________
--------------------------------------------------------------------------------
  FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, PAR VALUE $.01 PER SHARE, OF CENTOCOR DIAGNOSTICS, INC., transferable on the books of the Company by the holder hereof, in person or by his attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and the amendments thereof, of the Company (copies of which are on file with the Transfer Agent and Registrar), to all of which the holder by acceptance hereof assents. A statement with respect thereto may be obtained as stated on the back of this Certificate. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
  IN WITNESS WHEREOF the said Company has caused this Certificate to be signed with the facsimile signatures of its duly authorized officers, and its facsimile seal to be hereunto affixed.

Dated:

/s/ Richard A. Bierly      CENTOCOR DIAGNOSTICS, INC.    /s/ R. James Danehy
        Secretary               CORPORATE SEAL                    President
                                     1997
                                 PENNSYLVANIA

COUNTERSIGNED AND REGISTERED:
             BANKBOSTON, N.A.

                           TRANSFER AGENT
                            AND REGISTRAR
BY  /s/ Mary Penezic

                                  ----------
   The Company will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class of stock authorized to be issued. Such request may be made to the Secretary of Centocor Diagnostics, Inc. or to the Transfer Agent and Registrar.
                                  ----------
   Keep this certificate in a safe place. If it is lost, stolen or destroyed the Company will require a bond of indemnity as a condition to the issuance of a replacement certificate.
                                  ----------
   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common            UNIF GIFT MIN ACT - _______ Custodian _______
TEN ENT - as tenants by the entireties                         (Cust)           (Minor)
JT TEN  - as joint tenants with                               under Uniform Gifts to Minors
          right of survivorship and                           Act _________________________
          not as tenants in common                                        (State)

    Additional abbreviations may also be used though not in the above list.

    For value received, _____________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

_______________________________________________________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated ________________________________

                             __________________________________________________
                             THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                   NOTICE: WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.